INCOME TAXES	12 Months Ended
Jun. 29, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 22: INCOME TAXES
Income Tax Provision
The provisions for current and deferred income taxes are summarized as follows:

	2018	2017

	(In millions)
Current:
United States	$(141)	$117
International	12	9
State and local	(11)	6
	(140)	132
Deferred:
United States	324	121
International	(3)	1
State and local	25	7
	346	129
	$206	$261

The total income tax provision is summarized as follows:

	2018	2017

	(In millions)
Continuing operations	$206	$261
Discontinued operations	(5)	(110)
Total income tax provision	$201	$151

A reconciliation of the U.S. statutory income tax rate to our effective income tax rate follows:

	2018	2017
U.S. statutory income tax rate	28.1%	35.0%
State taxes	1.9	1.0
International income	(0.5)	(1.3)
Nondeductible goodwill	—	—
Research and development tax credit	(2.9)	(2.0)
Change in valuation allowance	0.2	(0.2)
U.S. production activity benefit	(0.9)	(0.5)
Excess tax benefits on equity-based compensation	(1.8)	(2.6)
Settlement of tax audits	(2.2)	—
U.S. tax reform	0.4	—
Other items	0.4	(0.1)
Effective income tax rate	22.7%	29.3%

State and local income taxes allocable to certain U.S. Government contracts are included in our operating expenses and, therefore, are not included in our provision for income taxes. As of June 29, 2018, we have accumulated undistributed earnings of international subsidiaries of approximately $55 million. None of these earnings were subject to the one-time transition tax on foreign earnings as required by the Tax Act or have otherwise been previously taxed. Our intention is to reinvest these earnings indefinitely. Determination of unrecognized deferred U.S. tax liability on outside basis differences, other than what is provided below, is not practicable due to the complexity of laws and regulations issued under the Tax Act and the varying tax treatment of repatriation alternatives.
Tax Law Changes
On December 22, 2017, the Tax Act was signed into U.S. law. Among other provisions, the Tax Act reduced the U.S. statutory corporate income tax rate from a maximum 35 percent to a flat 21 percent, effective January 1, 2018. Based on our fiscal year end, our blended U.S. statutory corporate income tax rate for fiscal 2018 was 28.1 percent. This drop in the tax rate resulted in a one-time benefit of $26 million ($.21 per diluted share) at the date of enactment.

Additionally, we recognized a total $8 million expense in fiscal 2018 to revalue our existing net deferred income tax balances. This expense includes:

•	$52 million ($.43 per diluted share) from estimated write-down of existing net deferred tax asset balances initially recognized in the second quarter of fiscal 2018;

•
$33 million ($.27 per diluted share) of income tax benefit recognized in the third quarter of fiscal 2018 to adjust the provisional amount recorded in the second quarter of fiscal 2018. This adjustment was primarily due to revaluing our deferred tax asset related to our $300 million voluntary pension contribution made during the third quarter of fiscal 2018;

•
$17 million ($.15 per diluted share) of income tax benefit recognized in the fourth quarter of fiscal 2018 to adjust the provisional amount recorded previously through the third quarter of fiscal 2018. This adjustment was primarily due to revaluing our deferred tax assets based on changes in methods for tax recognition and the actual current year movement in our deferred balances; and

•	$6 million ($.05 per diluted share) of additional write-down of deferred tax asset balances generated as a result of our adoption of ASC 606.
As of June 29, 2018, we have not fully completed our accounting for the income tax impact of enactment of the Tax Act. In accordance with SEC Staff Accounting Bulletin No.118, we have recognized provisional amounts for income tax effects of the Tax Act that we were able to reasonably estimate. We intend to adjust the tax effects for the relevant items during the allowed measurement period. We are still evaluating certain aspects of the Tax Act and refining our calculations, which could potentially affect our current estimated valuation of our net deferred income tax balances mentioned above and could give rise to new deferred tax amounts.
We were also able to reasonably estimate the tax treatment of our earnings and profits as per the Tax Act related to foreign subsidiaries (“foreign E&P”). The Tax Act provides for a one-time transition tax on our post-1986 foreign E&P that was previously deferred from U.S. income tax expense. We have provisionally determined that we will not owe any one-time transition tax. However, we are still refining our calculations, including estimated foreign E&P layers for fiscal 2018, which could impact the amount of one-time transition tax we will owe.
We are still in the process of evaluating the U.S. federal corporate income tax impacts of the Global Intangible Low Taxed
Income (“GILTI”) and will continue to modify and update our evaluation as additional regulations are issued by the Department of Treasury. Although we do not expect GILTI to have a material impact on our financial statements, a reasonable provision cannot be completed at this time. In accordance with SEC Staff Accounting Bulletin No.118, we will not adjust current or deferred taxes for GILTI until a reasonable estimate can be determined.
Because of the potential impact of deficit allocations on the tax basis for netted foreign E&P of related foreign subsidiaries, we are maintaining a deferred tax liability of approximately $24 million in respect of potential cumulative tax basis differences of $116 million. New statutory or regulatory guidance, including guidance issued after our fiscal year end, requires further analysis and may result in a change in our conclusion as to the need for a deferred tax liability in respect of these cumulative tax basis differences. Other than this deferred tax liability, we have provided for no additional income taxes on any remaining undistributed foreign E&P not subject to the transition tax, or any outside tax basis differences inherent in our foreign subsidiaries, because all other amounts continue to be reinvested indefinitely.
We anticipate any impact on our fiscal 2018 provision at a U.S. state and local tax level related to the Tax Act to be insignificant, but will further refine our calculations as the state and local conformity to the Tax Act becomes more certain.
Deferred Income Tax Assets (Liabilities)
The components of deferred income tax assets (liabilities) were as follows:

	June 29, 2018	June 30, 2017

	(In millions)
Deferred tax assets:
Inventory valuations	$21	$31
Accruals	178	295
Deferred revenue	7	16
Domestic tax loss and credit carryforwards	86	60
International tax loss and credit carryforwards	33	35
Share-based compensation	26	31
Capital loss carryforwards	101	133
Long-term debt	—	13
Pension and other post-employment benefits	188	509
Unrealized loss on interest rate hedges	7	10
Unrecognized tax benefits	4	7
Other	13	(5)
Total deferred tax assets	664	1,135
Less: valuation allowance(1)	(181)	(183)
Total deferred tax assets, net of valuation allowance	483	952

Deferred tax liabilities:
Property, plant and equipment	(65)	(51)
Unbilled receivables	(86)	(5)
Acquired intangibles	(268)	(459)
Unremitted earnings of foreign subsidiaries	(24)	(47)
Total deferred tax liabilities	(443)	(562)
Total deferred tax assets, net of valuation allowance	$40	$390

_______________
(1) The valuation allowance has been established to offset certain domestic and foreign deferred tax assets due to uncertainty regarding our ability to realize them in the future.
Total deferred tax assets, net of valuation allowance, were classified as follows in our Consolidated Balance Sheet:

	June 29, 2018	June 30, 2017

	(In millions)
Non-current deferred income tax assets	$119	$424
Non-current deferred income tax liabilities	(79)	(34)
	$40	$390

Tax loss and credit carryforwards as of June 29, 2018 have expiration dates ranging between two years and no expiration in certain instances. The amounts of federal, international, and state and local operating loss carryforwards as of June 29, 2018 were $25 million, $71 million and $543 million, respectively. The amount of U.S. capital loss carryforwards as of June 29, 2018 was $367 million. Income from continuing operations before income taxes of international subsidiaries was $43 million and $42 million in fiscal 2018 and 2017, respectively. We received $8 million in income tax refunds, net of income taxes paid, in fiscal 2018 and we paid $51 million, net of refunds received, in fiscal 2017.
Tax Uncertainties
A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows:

	2018	2017

	(In millions)
Balance at beginning of fiscal year	$90	$63
Additions based on tax positions taken during current fiscal year	17	52
Additions based on tax positions taken during prior fiscal years	23	—
Decreases based on tax positions taken during prior fiscal years	(28)	(25)
Balance at end of fiscal year	$102	$90

As of June 29, 2018, we had $102 million of unrecognized tax benefits, of which $92 million would favorably impact our future tax rates in the event that the tax benefits are eventually recognized. Upon recognition of a portion of these benefits, we also expect to recognize an additional $14 million of current expense which will offset the favorable rate impact from the unrecognized tax benefits. As of June 30, 2017, we had $90 million of unrecognized tax benefits, of which $74 million would favorably impact our future tax rates in the event that the tax benefits are eventually recognized.
We recognize accrued interest and penalties related to unrecognized tax benefits as part of our income tax expense. We had accrued $4 million for the potential payment of interest and penalties as of June 29, 2018 (and this amount was not included in the $102 million of unrecognized tax benefits balance at June 29, 2018 shown above) and $3 million of this total could favorably impact future tax rates. We had accrued $5 million for the potential payment of interest and penalties as of June 30, 2017 (and this amount was not included in the $90 million of unrecognized tax benefits balance at June 30, 2017 shown above) and $3 million of this total could favorably impact future tax rates.
We file numerous separate and consolidated income tax returns reporting our financial results and, where appropriate, those of our subsidiaries and affiliates, in the U.S. Federal jurisdiction and various state, local and foreign jurisdictions. Pursuant to the Compliance Assurance Process, the IRS is examining our returns for fiscal 2014 through fiscal 2017. The Canadian Revenue Agency is currently examining our returns for fiscal 2014 through fiscal 2016, and we are appealing portions of a Canadian assessment relating to fiscal 2000 through fiscal 2006. We are currently under examination or contesting proposed adjustments by various state and international tax authorities for fiscal years ranging from 2011 through 2017. It is reasonably possible that there could be a significant decrease or increase to our unrecognized tax benefit balance during the course of the next twelve months as these examinations continue, other tax examinations commence or various statutes of limitations expire. An estimate of the range of possible changes cannot be made for remaining unrecognized tax benefits because of the significant number of jurisdictions in which we do business and the number of open tax periods.